UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  January 23, 2013

(Date of earliest event reported)

KODIAK OIL & GAS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32920

Yukon Territory	N/A
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1625 Broadway, Suite 250

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 592-8075

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the annual review of executive officer compensation by the Compensation Committee of Kodiak Oil & Gas Corp. (the “Company”) in December 2012, the Compensation Committee approved amendments (the “Amendments”) to each of the employment agreements (the “Original Agreements”) of: Lynn A. Peterson, Chief Executive Officer, President; James P. Henderson, Chief Financial Officer, Secretary and Treasurer; James E. Catlin, Executive Vice President of Business Development; Russell A. Branting, Executive Vice President of Operations; and Russ D. Cunningham, Executive Vice President of Exploration (collectively, the “Officers”).  Following such approval by the Compensation Committee, on January 23, 2013, the Company and its wholly-owned subsidiary, Kodiak Oil & Gas (USA) Inc. (“Employer”) entered into such amendments effective as of January 1, 2013.  Pursuant to the Amendments, Employer agreed to increase the salary portion of the benefits payable to the following Officers in connection with a termination following a “change of control” (as defined in the Original Agreement) (“Change of Control”), as follows:

Officer	Former Salary Portion of Change of Control Benefits	Revised Salary Portion of Change of Control Benefits under Amendment
Mr. Peterson	24 months	30 months
Mr. Catlin	24 months	30 months
Mr. Branting	6 months	24 months
Mr. Cunningham	6 months	24 months

Employer also agreed to amend each Officer’s Original Agreement to provide for limited health insurance related benefits in connection with a termination following a Change of Control.

All other terms of the Change of Control provisions, as well as all other terms of the Original Agreements, remain unchanged.

The description of the Amendments in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Amendments.

Item 9.01  Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to Employment Agreement of Lynn A. Peterson effective January 1, 2013
10.2	Amendment No. 1 to Employment Agreement of James P. Henderson effective January 1, 2013
10.3	Amendment No. 1 to Employment Agreement of James E. Catlin effective January 1, 2013
10.4	Amendment No. 2 to Employment Agreement of Russell A. Branting effective January 1, 2013
10.5	Amendment No. 2 to Employment Agreement of Russ D. Cunningham effective January 1, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK OIL & GAS CORP.

By:	/s/ James P. Henderson
James P. Henderson
Chief Financial Officer

Date:  January 28, 2013

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1 to Employment Agreement of Lynn A. Peterson effective January 1, 2013
10.2	Amendment No. 1 to Employment Agreement of James P. Henderson effective January 1, 2013
10.3	Amendment No. 1 to Employment Agreement of James E. Catlin effective January 1, 2013
10.4	Amendment No. 2 to Employment Agreement of Russell A. Branting effective January 1, 2013
10.5	Amendment No. 2 to Employment Agreement of Russ D. Cunningham effective January 1, 2013